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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) August 31, 1998



                          TRANSACTION SYSTEMS ARCHITECTS, INC.
                 (Exact name of registrant as specified in its charter)



         DELAWARE                    0-25346                  47-0772104
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)



                  224 South 108th Avenue, Omaha, Nebraska 68154
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (402) 334-5101

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                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                                    FORM 8-K


ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On August 31, 1998, Transaction Systems Architects, Inc. (the "Company") issued a total of 380,000 shares of its Class A Common Stock in consideration for the acquisition of the issued and outstanding securities of Smart Card Integrations Limited ("SCIL"), an English corporation which provides smart card systems to the finance industry, which is now wholly-owned by the Company. The shares of the Company's stock were issued pursuant to a Share Exchange Agreement and Regulation S. The sellers of SCIL securities were not U.S. persons, the sale and issuance occurred in England in an offshore transaction, offering restrictions were implemented pursuant to the agreement, and the transaction was otherwise in compliance with Regulation S. There were no underwriters or other distributors.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSACTION SYSTEMS ARCHITECTS, INC.


Dated:  September 14, 1998             By:    /s/ Gregory J. Duman
                                            -------------------------
                                                Gregory J. Duman
                                             Chief Financial Officer
                                           (Principal Financial Officer)